September 27, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 27, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY GROWTH FUND
Dated July 31, 2006

On September 27, 2006, shareholders of the Morgan Stanley Growth Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Focus Growth Fund (‘‘Focus Growth’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Focus Growth and shareholders of the Fund would become shareholders of Focus Growth, receiving shares of Focus Growth equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Focus Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about October 20, 2006. Between September 28, 2006 and the consummation of the Reorganization, the Fund will be closed to all purchases and exchanges into the Fund except for shares purchased pursuant to currently existing dividend reinvestment plans and currently existing systematic investment plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.